PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.



                        STRONG MID CAP DISCIPLINED FUND

                Supplement to Prospectus dated December 30, 1998



PORTFOLIO MANAGER. Effective immediately, Mr. Dean G. DuMonthier will become the acting portfolio manager of the Strong Mid Cap Disciplined Fund (the "Fund"). Mr. DuMonthier joined Strong Capital Management, Inc., the Fund's investment advisor ("Strong"), as an equity research analyst in April 1996. In January 1999, he began managing equity accounts for Strong. For eight years prior to joining Strong, Mr. DuMonthier worked at Hewitt Associates as an investment consultant and management consultant. A Chartered Financial Analyst, Mr. DuMonthier received his B.A. in Economics from Lawrence University in 1988 and a Masters of Management degree from the J.L. Kellogg Graduate School of Management at Northwestern University in 1995.

MEDIUM MARKET CAPITALIZATION. As of February 5, 1999, the Fund began defining "medium market capitalization companies" as companies with a market capitalization of between $800 million and $8 billion at the time of investment instead of $800 million to $5 billion.



           The date of this Prospectus Supplement is March 29, 1999.